UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2002

Lone Star Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12881 (Commission File Number)	75-2085454 (IRS Employer Identification No.)

15660 North Dallas Parkway
Suite 500
Dallas, Texas  75248
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On September 9, 2002, Lone Star Technologies, Inc, a Delaware corporation (“Lone Star”), and its wholly-owned subsidiary Wheeling Acquisition Corporation, a Texas corporation (“Purchaser”), executed an asset purchase agreement (the “Asset Purchase Agreement”) for the acquisition (the “Acquisition”) by Purchaser of substantially all of the production assets of Wheeling Machine Products, Inc., a Louisiana corporation, and Wheeling Machine Products of Texas, Inc., a Louisiana corporation (collectively, with Wheeling Machine Products, Inc., “Wheeling”).  Certain liabilities of Wheeling were excluded.  The Acquisition was closed on September 30, 2002 for a base purchase price of $21.2 million plus an estimated $17.1 million adjustment for Wheeling’s net working capital.  The purchase price adjustment was estimated at the closing and is expected to be adjusted on an actual, post-closing basis by approximately year end 2002.  The consideration for the Acquisition was determined through arm’s length negotiations between Lone Star and Wheeling.

The acquired business involves the production of couplings used to connect individual sections of oilfield casing and tubing, and related products.  Lone Star intends to operate and to use the assets acquired in the Acquisition in substantially the same manner as they were used by Wheeling prior to the Acquisition.

Lone Star and Purchaser financed the Acquisition through cash and cash equivalents held by Lone Star.

Attached are the Asset Purchase Agreement and the Amendment to Asset Purchase Agreement (the “Amendment”), which Amendment is dated September 30, 2002.  The Asset Purchase Agreement and the Amendment are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements of Business Acquired.

It is impractical to provide at this time the financial statements required by Item 7(a) of Form 8-K.  Pursuant to Item 7(a)(4) of Form 8-K, such financial statements will be filed as soon as they are available and on or before December 14, 2002.

(b)                                  Pro Forma Financial Information.

It is impractical to provide at this time the pro forma financial information required by Item 7(b) of Form 8-K.  Pursuant to Item 7(b)(2) of Form 8-K, such pro forma financial information will be filed as soon as it is available and on or before December 14, 2002.

(c)                                  Exhibits.

2.1*	Asset Purchase Agreement, dated September 9, 2002, among Lone Star, Purchaser, Wheeling and Nassau Holding Corporation, as Owner of Wheeling.

2.2**	Amendment to Asset Purchase Agreement, dated September 30, 2002, among Lone Star, Purchaser, Wheeling and Nassau Holding Corporation.

*                                         The exhibits and schedules to the Asset Purchase Agreement are not being filed herewith.  The Asset Purchase Agreement filed herewith briefly describes the contents of each of its exhibits and schedules.  Lone Star undertakes to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.  Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted exhibits and schedules.

Exhibit 4	List of Remedial Work non completed at closing
Exhibit 6.a	Special Warranty Deed for Hughes Springs (Cass County, Texas) Property
Exhibit 6.b	“Confirming” Special Warranty Deed for Hughes Springs (Cass County, Texas) Property
Exhibit 6.c	Affidavit regarding Seller’s acquisition of Title to Hughes Springs (Cass County, Texas) which Buyer may record in the Property Records
Exhibit 6.d	$800,000 Letter of Credit supporting performance of Seller’s obligations under the Amendment
Exhibit 8	Commitment for Title Insurance, issued by Republic Title of Texas, Inc., as agent for First American Title Insurance Company, on July 13, 2002, under GF No. 02R14749B WR7
Exhibit 12	63 pages of amendments to the Schedules attached to the Asset Purchase Agreement dated September 9, 2002
Schedule 2.1.1	Owned Real Property
Schedule 2.1.2	Real Property Leases
Schedule 2.1.3	Equipment
Schedule 2.1.5	Intellectual Property
Schedule 2.1.6(a)	Assumed Contracts
Schedule 2.1.6(b)	Excluded Contracts
Schedule 2.1.7	Permits
Schedule 2.2.4	Leased Automobiles
Schedule 3.1.1.B	Foreign Qualification to do Business
Schedule 3.1.2.B	Exceptions to Financial Statements
Schedule 3.1.2.D	Changes in Condition
Schedule 3.1.3.A	Permitted Liens
Schedule 3.1.3.C	Real Property Exceptions
Schedule 3.1.3.G	Intellectual Property Exceptions
Schedule 3.1.3.H	Insurance
Schedule 3.1.3.I	Consents – Contracts
Schedule 3.1.3.J	Consents – Permits
Schedule 3.1.3.K	Receivables
Schedule 3.1.4.B	Benefit Arrangements
Schedule 3.1.4.E	Favorable Determination Letters
Schedule 3.1.4.H	Actions Relating to Benefit Arrangements
Schedule 3.1.4.I	Benefits Payable at Closing
Schedule 3.1.5.B	Environmental Compliance
Schedule 3.1.5.D	Storage Tanks
Schedule 3.1.5.E	OSHA Compliance
Schedule 3.1.6.A	Compliance with Law
Schedule 3.1.6.C	Litigation
Schedule 3.1.6.D	Product Warranties and Claims
Schedule 3.1.8.A	Labor Matters
Schedule 3.1.8.B	Employees
Schedule 5.6.17	Remedial Work to be Performed Prior to Closing

**                                  The exhibits and schedules to the Amendment are not being filed herewith.  The Amendment filed herewith briefly describes the contents of each of its exhibits and schedules.  Lone Star undertakes to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.  Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted exhibits and schedules.

Exhibit 4.2.2	Forms of Non-Competition Agreement (for execution by Wheeling Machine Products, Inc. and Wheeling Machine Products of Texas, Inc.; Nassau Holding Corporation; and William A. Hines)
Exhibit 5.3	Form of Letter of Credit
Exhibit 5.3(a)	Form of Escrow Agreement
Exhibit 5.6.7	Form of Bill of Sale
Exhibit 5.6.10	Form of Employment Agreement
Exhibit 5.6.11	Form of Letter of Credit Claims Agreement
Exhibit 5.6.13	Forms of Special Warranty Deeds (Hughes Springs, Texas; Houston, Texas; and Pine Bluff, Arkansas properties)
Exhibit 5.6.19	Form of Transition Services Agreement

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

By: /s/ Charles J. Keszler
Charles J. Keszler Vice President and Chief Financial Officer

Date: October 7, 2002

INDEX TO EXHIBITS

Item Number	Exhibit
2.1*	Asset Purchase Agreement, dated September 9, 2002, among Lone Star, Purchaser, Wheeling and Nassau Holding Corporation, as Owner of Wheeling.

2.2**	Amendment to Asset Purchase Agreement, dated September 30, 2002, among Lone Star, Purchaser, Wheeling and Nassau Holding Corporation.

*                                         The exhibits and schedules to the Asset Purchase Agreement are not being filed herewith.  The Asset Purchase Agreement filed herewith briefly describes the contents of each of its exhibits and schedules.  Lone Star undertakes to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.  Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted exhibits and schedules.

Exhibit 4	List of Remedial Work non completed at closing
Exhibit 6.a	Special Warranty Deed for Hughes Springs (Cass County, Texas) Property
Exhibit 6.b	“Confirming” Special Warranty Deed for Hughes Springs (Cass County, Texas) Property
Exhibit 6.c	Affidavit regarding Seller’s acquisition of Title to Hughes Springs (Cass County, Texas) which Buyer may record in the Property Records
Exhibit 6.d	$800,000 Letter of Credit supporting performance of Seller’s obligations under the Amendment
Exhibit 8	Commitment for Title Insurance, issued by Republic Title of Texas, Inc., as agent for First American Title Insurance Company, on July 13, 2002, under GF No. 02R14749B WR7
Exhibit 12	63 pages of amendments to the Schedules attached to the Asset Purchase Agreement dated September 9, 2002
Schedule 2.1.1	Owned Real Property
Schedule 2.1.2	Real Property Leases
Schedule 2.1.3	Equipment
Schedule 2.1.5	Intellectual Property
Schedule 2.1.6(a)	Assumed Contracts
Schedule 2.1.6(b)	Excluded Contracts
Schedule 2.1.7	Permits
Schedule 2.2.4	Leased Automobiles
Schedule 3.1.1.B	Foreign Qualification to do Business
Schedule 3.1.2.B	Exceptions to Financial Statements
Schedule 3.1.2.D	Changes in Condition
Schedule 3.1.3.A	Permitted Liens
Schedule 3.1.3.C	Real Property Exceptions
Schedule 3.1.3.G	Intellectual Property Exceptions
Schedule 3.1.3.H	Insurance
Schedule 3.1.3.I	Consents – Contracts
Schedule 3.1.3.J	Consents – Permits
Schedule 3.1.3.K	Receivables
Schedule 3.1.4.B	Benefit Arrangements
Schedule 3.1.4.E	Favorable Determination Letters
Schedule 3.1.4.H	Actions Relating to Benefit Arrangements
Schedule 3.1.4.I	Benefits Payable at Closing
Schedule 3.1.5.B	Environmental Compliance
Schedule 3.1.5.D	Storage Tanks
Schedule 3.1.5.E	OSHA Compliance
Schedule 3.1.6.A	Compliance with Law
Schedule 3.1.6.C	Litigation
Schedule 3.1.6.D	Product Warranties and Claims
Schedule 3.1.8.A	Labor Matters
Schedule 3.1.8.B	Employees
Schedule 5.6.17	Remedial Work to be Performed Prior to Closing

**                                  The exhibits and schedules to the Amendment are not being filed herewith.  The Amendment filed herewith briefly describes the contents of each of its exhibits and schedules.  Lone Star undertakes to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.  Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted exhibits and schedules.

Exhibit 4.2.2	Forms of Non-Competition Agreement (for execution by Wheeling Machine Products, Inc. and Wheeling Machine Products of Texas, Inc.; Nassau Holding Corporation; and William A. Hines)
Exhibit 5.3	Form of Letter of Credit
Exhibit 5.3(a)	Form of Escrow Agreement
Exhibit 5.6.7	Form of Bill of Sale
Exhibit 5.6.10	Form of Employment Agreement
Exhibit 5.6.11	Form of Letter of Credit Claims Agreement
Exhibit 5.6.13	Forms of Special Warranty Deeds (Hughes Springs, Texas; Houston, Texas; and Pine Bluff, Arkansas properties)
Exhibit 5.6.19	Form of Transition Services Agreement